MORGAN STANLEY
Securitized Products Group

November 14, 2002

Computational Materials

$650,000,000

Approximately

CDC Mortgage Capital Trust
Series 2002-HE3

Mortgage Pass-Through Certificates

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

MORGAN STANLEY

Securitized Products Group

November 14, 2002

     Approximately $650,000,000
CDC Mortgage Capital Trust Series 2002-HE3

CDC Mortgage Capital Inc.

Seller

Fairbanks Capital Corp.

Servicer

Transaction Highlights

Offered Classes	Description	Balance	Expected Ratings (Fitch/Moody’s/ S&P)	Avg Life to Call /Mty(1)(2)	Modified DurationTo Call /Mty(1)(2)(3)	Payment Window To Call / Mty(1)(2)	Day Count	Benchmark	Final Legal Maturity

						12/25/2002 – 12/25/2010 /
A (4)	Floater	$537,817,000.00	AAA /Aaa/ AAA	2.79 / 3.02	2.68 / 2.88	12/25/2002 – 5/25/2020	Actual/360	1 M LIBOR	11/25/2032

M1	Floater	$39,594,000.00	AA /Aa/ AA	5.38 / 5.94	5.00 / 5.44	2/25/2006 – 12/25/2010 /	Actual/360	1 M LIBOR	11/25/2032
						2/25/2006 – 7/25/2017

M2	Floater	$36,294,000.00	A /A2/A	5.36 / 5.85	4.79 / 5.14	12/25/2005 – 12/25/2010 /	Actual/360	1 M LIBOR	11/25/2032
						12/25/2005 – 4/25/2016

B1	Floater	$26,066,000.00	BBB/Baa2/ BBB	5.35 / 5.67	4.56 / 4.76	12/25/2005 – 12/25/2010 /	Actual/360	1 M LIBOR	11/25/2032
						12/25/2005 – 5/25/2014

B2	Floater	$10,229,000.00	BBB-/Baa3/ BBB-	5.23 / 5.25	4.44 / 4.46	12/25/2005 – 12/25/2010 /	Actual/360	1 M LIBOR	11/25/2032
						12/25/2005 – 8/25/2011

Notes:	(1)	Certificates are priced to the 10% optional clean-up call.
	(2)	Based on the pricing prepayment speed. See details below.
	(3)	Run at par.
	(4)	Class A is wrapped by FSA.

Issuer:	CDC Mortgage Capital Trust Series 2002-HE3

Depositor:	Morgan Stanley ABS Capital I Inc.

Seller:	CDC Mortgage Capital Inc.

Original Loan Sellers:	BNC Mortgage, Inc., Chapel Mortgage Corporation, IMPAC Funding Corporation, SIB Mortgage
Corp., People’s Choice Home Loan, Inc., Fremont Investment & Loan and First NLC Financial
Services LLC.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights (cont’d)

Class A Insurer:	Financial Security Assurance Inc.

Servicer:	Fairbanks Capital Corp.

Trustee:	Deutsche Bank National Trust Company

Managers:	Morgan Stanley (lead manager); CDC Securities and Banc of America Securities (co-managers)

Rating Agencies:	Fitch Ratings, Moody’s Investors Service, Standard & Poor’s Ratings Services

Offered Certificates:	Classes A, M1, M2, B1 and B2 Certificates

Expected Pricing Date:	November [ ], 2002

Expected Closing Date:	November [27], 2002 through DTC, Euroclear and Clearstream, Luxembourg. The Class A, M1,
M2, B1 and B2 Certificates will be settled without accrued interest.

Distribution Dates:	The 25th of each month, or if such day is not a business day, on the next business day, beginning
December 26, 2002.

Cut-Off Date:	November 1, 2002, for each Mortgage Loan in the mortgage pool on the Closing Date. For each
Mortgage Loan subsequently acquired by the Trust with funds from the Pre-Funding Account (as described below), the first day of the month in which such loan was acquired.

Class A Insurance:	Financial Security Assurance Inc., a AAA/Aaa/AAA rated surety bond provider, guarantees timely interest and ultimate principal to the Class A Certificateholders.

Due Period for Mortgage	For any Distribution Date, the period commencing on the second day of the month preceding the
Loans:	month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period for	The interest accrual period for the Class A, M1, M2, B1 and B2 Certificates with respect to any
the Class A, M1, M2, B1	Distribution Date will be the period beginning with the immediately preceding Distribution Date
and B2 Certificates:	(or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:	The Mortgage Loans will consist of approximately $660 million of fixed and adjustable rate, sub-
prime, first-lien, and second-lien residential mortgage loans. The information on the Mortgage
Loans described herein is based on the Cut-Off Date pool of approximately $541 million. It is expected that up to approximately $119 million of Mortgage Loans may be purchased by the trust for a period of up to 3 months after the closing date (the “Pre-Funding Period”) as described below.

Pre-Funding:	On the Closing Date, approximately $119 million from the sale of the Offered Certificates (the
“Pre-Funded Amount”) will be deposited with the Trustee into a separate account (the “Pre-
Funding Account”) and be used by the Trust to purchase additional Mortgage Loans during the
Pre-Funding Period.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights (cont’d)

Pricing Prepayment Speed:	•	Fixed Rate Mortgage Loans: CPR starting at approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at
23% CPR thereafter.
	•	Adjustable Rate Mortgage Loans: CPR of 25%.

Credit Enhancement:	The Offered Certificates are credit enhanced by:
	1)	Net monthly excess cashflow from the Mortgage Loans,
	2)	1.50% overcollateralization (funded upfront ) based on the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the Closing
Date and the Pre-Funded Amount. After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50%
floor, based on the sum of the aggregate principal balance as of the Cut-Off Date of the
Mortgage Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount
	3)	Subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and
	4)	Insurance policy issued by FSA for the Class A Certificates only.

Credit Enhancement	For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate
Percentage:	Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by
(y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
Period.

Step-down Date:	The later to occur of:
	(x)	The earlier of:
(a) The Distribution Date occurring in December 2005; and
(b) The Distribution Date on which the aggregate balance of the Class A Certificates reduced to zero; and
	(y)	the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account scheduled and unscheduled payments of principal on the mortgage loans on the last day of the related Due Period but prior to any applications of
Principal Distribution to the Offered Certificates on the applicable Distribution Date) is greater than or equal to [37.00]%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights (cont’d)

Trigger Event:	A Delinquency Trigger Event is in effect if the quotient (expressed as a percentage) of (x) the three month rolling daily average of 60+ day Delinquent Loans as of the last day of the Due
Period, over (y) the aggregate principal balance of the Mortgage Loans equals or exceeds [37]% of the prior period’s Credit Enhancement Percentage.

A Loss Trigger Event is in effect if the aggregate amount of realized losses incurred since the Cut-
Off Date through the last day of the related Due Period divided by the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the
Closing Date and the Pre-Funded Amount exceeds the applicable percentages described below with respect to such Distribution Date:

	Distribution Date Occurring In		Loss Percentage

	December 2004 to November 2005		3.10%

	December 2005 to November 2006		4.10%

	December 2006 to November 2007		4.75%

	December 2007 and Thereafter		5.35%

Initial Subordination	Class A:	18.50%
Percentage:	Class M1:	12.50%
	Class M2:	7.00%
	Class B1:	3.05%
	Class B2:	1.50%

Optional Clean-up Call:	If the Class X certificates are 100% owned, directly or indirectly, by CDC Mortgage Capital Inc.
	or any of its affiliates, the servicer may exercise a clean-up call when the current aggregate
	principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate
	principal balance as of the Cut-Off Date of the Mortgage Loans acquired by the Trust on the
	Closing Date and the Pre-Funded Amount.

	If the Class X certificates are not 100% owned, directly or indirectly, by CDC Mortgage Capital
	Inc. or any of its affiliates, then the majority owner of the Class X certificates may exercise a
	clean-up call when the current aggregate principal balance of the Mortgage Loans is less than or
	equal to 10% of the sum of the aggregate principal balance as of the Cut-Off Date of the Mortgage
	Loans acquired by the Trust on the Closing Date and the Pre-Funded Amount.

Step-up Coupons:	For the A, M1, M2, B1 and B2 Certificates the coupon will increase after the Optional Clean-up
	Call Date, should the call not be exercised. The coupon for the Class A Certificates will increase
	by 2 times its margin and the coupons for the Class M1, M2, B1 and B2 Certificates will each
	increase by 1.5 times their respective margins.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights (cont’d)

Class A Pass-Through Rate:	The Class A Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month
LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M1 Pass-Through	The Class M1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month
Rate:	LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class M2 Pass-Through	The Class M2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month
Rate:	LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B1 Pass-Through	The Class B1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month
Rate:	LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Class B2 Pass-Through	The Class B2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month
Rate:	LIBOR plus [ ] bps ([ ] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the Net WAC Cap.

Net WAC Cap:	As to any Distribution Date a per annum rate (on an Actual/360 basis) equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates and the FSA fee (calculated on the Class A Certificate Balance).

Interest Distributions on	On each Distribution Date and after payment of fees and reimbursements to the Servicer, FSA and
Offered Certificates:	Trustee, interest distributions from the Interest Remittance Amount will be allocated as follows:
(i) to the Class A Certificates, its Accrued Certificate Interest and any portion of Accrued
Certificate Interest from prior Distribution Dates remaining unpaid and 30 days’ interest on such unpaid amount at the applicable pass-through rate (“Unpaid Interest Shortfall”);
(ii) to the Class M1 Certificates, its Accrued Certificate Interest;
(iii) to the Class M2 Certificates, its Accrued Certificate Interest;
(iv) to the Class B1 Certificates, its Accrued Certificate Interest; and
(v) to the Class B2 Certificates, its Accrued Certificate Interest.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights (cont’d)

Principal Distributions on		On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in
Offered Certificates:		effect, principal distributions from the Principal Distribution Amount will be allocated as follows:
	(i)	to the Class A Certificates until the Certificate Principal Balances thereof has been reduced to zero;
	(ii)	to the Class M1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
	(iii)	to the Class M2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
	(iv)	to the Class B1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and
	(v)	to the Class B2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
	(i)	to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class
A Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
	(ii)	to the Class M1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
	(iii)	to the Class M2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
	(iv)	to the Class B1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
	(v)	to the Class B2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Interest Rate Cap:	Beginning on the first Distribution Date, an Interest Rate Cap will be pledged to the Trust for a period of 27 months. If the 1-month LIBOR rate exceeds 7.50%, the Interest Rate Cap pays the
Trust the product of (i) the difference between the then current 1-month LIBOR rate and 7.50%
(on an Actual/360 day count basis) up to a maximum of 110 bps and (ii) the Interest Rate Cap notional balance equal to the balance of the Class A Certificates at the pricing speed (“Interest
Rate Cap Payment”).

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights (cont’d)

Class A, M1, M2, B1 and B2	As to any Distribution Date, any remaining available funds and any Interest Rate Cap Payment
Basis Risk Carry Forward	received after payments of interest and principal as described, and after payments in respect of
Amount:	Unpaid Interest Shortfalls, and realized loss amounts as described herein, will be available to pay a supplemental interest amount for the Class A, M1, M2, B1 and B2 Certificates (in that order)
which equal the sum of:
(i) the excess, if any, of interest that would otherwise be due on such Certificates at the respective Pass-Through Rate (without regard to the Net WAC Cap) over interest due such
Certificates at a rate equal to the Net WAC Cap;
(ii) any respective Basis Risk Carry Forward Amount remaining unpaid from prior
Distribution Dates; and
(iii) interest on the amount in clause (ii) at the respective Pass-Through Rate (without regard to the Net WAC Cap).

Pre-Funding Account	Any funds in the Pre-Funding Account not used to purchase additional Mortgage Loans during the
Payment:	Pre-Funding Period will be paid to the Class A, Class M1, Class M2, Class B1 and Class B2
Certificates pro rata.

Allocation of Net Monthly	For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
Excess Cashflow:	(i) to the Class M1 Certificates, their Unpaid Interest Shortfall;
(ii) to the Class M1 Certificates, their realized loss amount reimbursement;
(iii) to the Class M2 Certificates, their Unpaid Interest Shortfall;
(iv) to the Class M2 Certificates, their realized loss amount reimbursement;
(v) to the Class B1 Certificates, their Unpaid Interest Shortfall;
(vi) to the Class B1 Certificates, their realized loss amount reimbursement;
(vii) to the Class B2 Certificates, their Unpaid Interest Shortfall;
(viii) to the Class B2 Certificates, their realized loss amount reimbursement; and
(ix) sequentially, to Classes A, M1, M2, B1 and B2 Certificates, in such order, any Basis Risk
Carry Forward Amount for such classes.

Interest Remittance	For any Distribution Date, the portion of available funds for such Distribution Date attributable to
Amount:	interest received or advanced on the Mortgage Loans.

Accrued Certificate	For any Distribution Date and each class of Offered Certificates, equals the amount of interest
Interest:	accrued during the related interest accrual period at the related Pass-Through Rate, reduced by that class’s share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Soldiers’ and Sailors’ Civil Relief Act of 1940 or similar state or local law.

Principal Distribution	On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra
Amount:	Principal Distribution Amount.

Basic Principal Distribution	On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii)
Amount:	the Excess Subordinated Amount, if any.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights (cont’d)

Principal Remittance	On any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced
Amount:	on the Mortgage Loans during the prior Due Period, (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs, (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs, (iv) the principal portion of repurchased Mortgage Loans with respect to such Distribution Date, (v) the principal portion of substitution adjustments received in connection with the substitution of a
Mortgage Loan with respect to such Distribution Date, and (vi) the principal portion of the termination price if the Optional Clean Up Call is exercised.

Net Monthly Excess	For any Distribution Date is the amount of funds available for distribution on such Distribution
Cashflow:	Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution	For any Distribution Date, the lesser of (i) the excess of (x) interest collected or advanced on the
Amount:	Mortgage Loans during the related Due Period (less fees and reimbursements owed to the
Servicer, the Trustee and FSA), over (y) the sum of interest distribution on the Certificates on such
Distribution Date and (ii) the amount by which the overcollateralization is deficient for such
Distribution Date.

Excess Subordinated	For any Distribution Date, means the excess, if any of (i) the overcollateralization and (ii) the
Amount:	required overcollateralization for such Distribution Date.

Class A Principal	For any Distribution Date, an amount equal to the excess of (x) the aggregate Certificate Principal
Distribution Amount:	Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 63.00% and (ii) the aggregate principal balance of the
Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
$3,298,750.

Class M1 Principal	For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:	Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate
Principal Balance of the Class M1 Certificates immediately prior to such Distribution Date over
(y) the lesser of (A) the product of (i) approximately 75.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately $3,298,750.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights (cont’d)

Class M2 Principal	For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:	Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal
Balance of the Class M1 Certificates (after taking into account the payment of the Class M1
Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal
Balance of the Class M2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period minus approximately
$3,298,750.

Class B1 Principal	For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:	Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal
Balance of the Class M1 Certificates (after taking into account the payment of the Class M1
Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of
the Class M2 Certificates (after taking into account the payment of the Class M2 Principal
Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the
Class B1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.90% and (ii) the aggregate principal balance of the Mortgage
Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the
Mortgage Loans as of the last day of the related Due Period minus approximately $3,298,750.

Class B2 Principal	For any Distribution Date, an amount equal to the excess of (x) the sum of (i) the aggregate
Distribution Amount:	Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal
Balance of the Class M1 Certificates (after taking into account the payment of the Class M1
Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of
the Class M2 Certificates (after taking into account the payment of the Class M2 Principal
Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class
B1 Certificates (after taking into account the payment of the Class B1 Principal Distribution
Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class B2
Certificates immediately prior to such Distribution Date and over (y) the lesser of (A) the product of (i) approximately 97.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Mortgage
Loans as of the last day of the related Due Period minus approximately $3,298,750.

Trust Tax Status:	REMIC.
ERISA Eligibility:	Subject the considerations in the Prospectus, the Offered Certificates are ERISA eligible.
SMMEA Eligibility:	It is anticipated that none of the Certificates will be SMMEA eligible.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

Transaction Highlights (cont’d)

Prospectus:	The Class A, Class M1, Class M2, Class B1 and Class B2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the
Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF
INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN
INVESTMENT IN THE OFFERED CERTIFICATES.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

To Maturity

	Percentage of Class A Certificate Principal Balance Outstanding

Dates	PPC 0%	PPC 75%	PPC 100%	PPC 125%	PPC 150%

Initial	100	100	100	100	100
November 2003	99	79	73	66	59
November 2004	98	60	49	39	29
November 2005	97	44	31	19	10
November 2006	95	34	25	18	10
November 2007	94	27	19	13	8
November 2008	93	22	14	9	5
November 2009	91	18	10	6	3
November 2010	89	14	8	4	2
November 2011	87	12	6	3	1
November 2012	85	9	4	2	1
November 2013	83	7	3	1	0
November 2014	80	6	2	1	0
November 2015	77	5	2	0	0
November 2016	74	4	1	0	0
November 2017	64	3	1	0	0
November 2018	61	2	0	0	0
November 2019	58	2	0	0	0
November 2020	54	1	0	0	0
November 2021	50	1	0	0	0
November 2022	46	1	0	0	0
November 2023	41	0	0	0	0
November 2024	37	0	0	0	0
November 2025	33	0	0	0	0
November 2026	29	0	0	0	0
November 2027	25	0	0	0	0
November 2028	21	0	0	0	0
November 2029	16	0	0	0	0
November 2030	10	0	0	0	0
November 2031	5	0	0	0	0
November 2032	0	0	0	0	0
Average Life to Mat	18.46	4.03	3.02	2.33	1.80
Average Life to Call [1]	18.41	3.74	2.79	2.14	1.65
[1] Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

To Maturity

	Percentage of Class M1 Certificate Principal Balance Outstanding

Dates	PPC 0%	PPC 75%	PPC 100%	PPC 125%	PPC 150%

Initial	100	100	100	100	100
November 2003	100	100	100	100	100
November 2004	100	100	100	100	100
November 2005	100	100	100	100	100
November 2006	100	88	65	47	75
November 2007	100	71	49	33	21
November 2008	100	57	36	22	13
November 2009	100	46	27	15	8
November 2010	100	37	20	10	5
November 2011	100	30	15	7	2
November 2012	100	24	11	5	0
November 2013	100	19	8	2	0
November 2014	100	15	6	0	0
November 2015	100	12	4	0	0
November 2016	100	10	2	0	0
November 2017	100	7	0	0	0
November 2018	100	5	0	0	0
November 2019	100	4	0	0	0
November 2020	100	2	0	0	0
November 2021	100	0	0	0	0
November 2022	100	0	0	0	0
November 2023	100	0	0	0	0
November 2024	95	0	0	0	0
November 2025	86	0	0	0	0
November 2026	76	0	0	0	0
November 2027	65	0	0	0	0
November 2028	53	0	0	0	0
November 2029	41	0	0	0	0
November 2030	27	0	0	0	0
November 2031	12	0	0	0	0
November 2032	0	0	0	0	0
Average Life to Mat	26.08	7.82	5.94	5.02	4.77
Average Life to Call[1]	25.95	7.14	5.38	4.58	4.41
[1] Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

To Maturity

	Percentage of Class M2 Certificate Principal Balance Outstanding

Dates	PPC 0%	PPC 75%	PPC 100%	PPC 125%	PPC 150%

Initial	100	100	100	100	100
November 2003	100	100	100	100	100
November 2004	100	100	100	100	100
November 2005	100	100	100	100	100
November 2006	100	88	65	47	33
November 2007	100	71	49	33	21
November 2008	100	57	36	22	13
November 2009	100	46	27	15	8
November 2010	100	37	20	10	3
November 2011	100	30	15	7	0
November 2012	100	24	11	2	0
November 2013	100	19	8	0	0
November 2014	100	15	5	0	0
November 2015	100	12	1	0	0
November 2016	100	10	0	0	0
November 2017	100	7	0	0	0
November 2018	100	3	0	0	0
November 2019	100	1	0	0	0
November 2020	100	0	0	0	0
November 2021	100	0	0	0	0
November 2022	100	0	0	0	0
November 2023	100	0	0	0	0
November 2024	95	0	0	0	0
November 2025	86	0	0	0	0
November 2026	76	0	0	0	0
November 2027	65	0	0	0	0
November 2028	53	0	0	0	0
November 2029	41	0	0	0	0
November 2030	27	0	0	0	0
November 2031	12	0	0	0	0
November 2032	0	0	0	0	0
Average Life to Mat	26.07	7.74	5.85	4.84	4.34
Average Life to Call[1]	25.95	7.14	5.36	4.45	4.03
[1] Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

To Maturity

	Percentage of Class B1 Certificate Principal Balance Outstanding

Dates	PPC 0%	PPC 75%	PPC 100%	PPC 125%	PPC 150%

Initial	100	100	100	100	100
November 2003	100	100	100	100	100
November 2004	100	100	100	100	100
November 2005	100	100	100	100	100
November 2006	100	88	65	47	33
November 2007	100	71	49	33	21
November 2008	100	57	36	22	11
November 2009	100	46	27	14	2
November 2010	100	37	20	6	0
November 2011	100	30	14	0	0
November 2012	100	24	7	0	0
November 2013	100	19	2	0	0
November 2014	100	14	0	0	0
November 2015	100	9	0	0	0
November 2016	100	4	0	0	0
November 2017	100	0	0	0	0
November 2018	100	0	0	0	0
November 2019	100	0	0	0	0
November 2020	100	0	0	0	0
November 2021	100	0	0	0	0
November 2022	100	0	0	0	0
November 2023	100	0	0	0	0
November 2024	95	0	0	0	0
November 2025	86	0	0	0	0
November 2026	76	0	0	0	0
November 2027	65	0	0	0	0
November 2028	53	0	0	0	0
November 2029	41	0	0	0	0
November 2030	27	0	0	0	0
November 2031	8	0	0	0	0
November 2032	0	0	0	0	0
Average Life to Mat	26.05	7.55	5.67	4.64	4.06
Average Life to Call[1]	25.95	7.14	5.35	4.39	3.86
[1] Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

To Maturity

	Percentage of Class B2 Certificate Principal Balance Outstanding

Dates	PPC 0%	PPC 75%	PPC 100%	PPC 125%	PPC 150%

Initial	100	100	100	100	100
November 2003	100	100	100	100	100
November 2004	100	100	100	100	100
November 2005	100	100	100	100	100
November 2006	100	88	65	47	33
November 2007	100	71	49	32	9
November 2008	100	57	36	12	0
November 2009	100	46	21	0	0
November 2010	100	37	8	0	0
November 2011	100	26	0	0	0
November 2012	100	15	0	0	0
November 2013	100	5	0	0	0
November 2014	100	0	0	0	0
November 2015	100	0	0	0	0
November 2016	100	0	0	0	0
November 2017	100	0	0	0	0
November 2018	100	0	0	0	0
November 2019	100	0	0	0	0
November 2020	100	0	0	0	0
November 2021	100	0	0	0	0
November 2022	100	0	0	0	0
November 2023	100	0	0	0	0
November 2024	95	0	0	0	0
November 2025	86	0	0	0	0
November 2026	76	0	0	0	0
November 2027	65	0	0	0	0
November 2028	53	0	0	0	0
November 2029	41	0	0	0	0
November 2030	20	0	0	0	0
November 2031	0	0	0	0	0
November 2032	0	0	0	0	0
Average Life to Mat	25.90	7.01	5.25	4.27	3.73
Average Life to Call[1]	25.89	6.98	5.23	4.25	3.72
[1] Calculation includes 10% optional clean-up call

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley and the Seller make no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley and the Seller disclaim any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

			Schedule of Available Funds and
			Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

		Date	Class A Cap (%)	Class M1 Cap (%)	Class M2 Cap (%)	Class B1 Cap (%)	Class B2 Cap (%)

			Actual/360	Actual/360	Actual/360	Actual/360	Actual/360
		11/25/2002	-	-	-	-	-
		12/25/2002	(3)	(3)	(3)	(3)	(3)
		1/25/2003	(3)	(3)	(3)	(3)	(3)
		2/25/2003	(3)	(3)	(3)	(3)	(3)
		3/25/2003	9.88	8.60	8.60	8.60	8.60
		4/25/2003	9.04	7.77	7.77	7.77	7.77
		5/25/2003	9.32	8.03	8.03	8.03	8.03
		6/25/2003	9.07	7.77	7.77	7.77	7.77
		7/25/2003	9.34	8.03	8.03	8.03	8.03
		8/25/2003	9.09	7.77	7.77	7.77	7.77
		9/25/2003	9.11	7.78	7.78	7.78	7.78
		10/25/2003	9.39	8.04	8.04	8.04	8.04
		11/25/2003	9.13	7.78	7.78	7.78	7.78
		12/25/2003	9.41	8.04	8.04	8.04	8.04
		1/25/2004	9.16	7.78	7.78	7.78	7.78
		2/25/2004	9.18	7.78	7.78	7.78	7.78
		3/25/2004	9.75	8.32	8.32	8.32	8.32
		4/25/2004	9.22	7.79	7.79	7.79	7.79
		5/25/2004	9.50	8.05	8.05	8.05	8.05
		6/25/2004	9.26	7.79	7.79	7.79	7.79
		7/25/2004	9.63	8.13	8.13	8.13	8.13
		8/25/2004	9.52	8.00	8.00	8.00	8.00
		9/25/2004	10.48	8.91	8.91	8.91	8.91
		10/25/2004	10.95	9.35	9.35	9.35	9.35
		11/25/2004	10.76	9.14	9.14	9.14	9.14
		12/25/2004	11.20	9.54	9.54	9.54	9.54
		1/25/2005	10.95	9.27	9.27	9.27	9.27
		2/25/2005	11.02	9.32	9.32	9.32	9.32
		3/25/2005	11.17	10.72	10.72	10.72	10.72
		4/25/2005	10.16	9.74	9.74	9.74	9.74
		5/25/2005	10.56	10.10	10.10	10.10	10.10
		6/25/2005	10.27	9.81	9.81	9.81	9.81
		7/25/2005	10.68	10.18	10.18	10.18	10.18
		8/25/2005	10.41	9.90	9.90	9.90	9.90
		9/25/2005	10.94	10.39	10.39	10.39	10.39
		10/25/2005	11.46	10.86	10.86	10.86	10.86
		11/25/2005	11.17	10.57	10.57	10.57	10.57
		12/25/2005	21.94	10.97	10.97	10.97	10.97
		1/25/2006	12.57	10.64	10.64	10.64	10.64
		2/25/2006	12.58	10.69	10.69	10.69	10.69
		3/25/2006	14.35	12.29	12.29	12.29	12.29
		4/25/2006	13.02	11.18	11.18	11.18	11.18
		5/25/2006	13.50	11.60	11.60	11.60	11.60
		6/25/2006	13.11	11.27	11.27	11.27	11.27

1	.	Cash available to pay current and prior interest divided by the current bond balance
2	.	Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%
3	.	Assumes 1.4% coupon on prefunding balance

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

				Schedule of Available Funds and
			Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

		Date	Class A Cap (%)	Class M1 Cap (%)	Class M2 Cap (%)	Class B1 Cap (%)	Class B2 Cap (%)

			Actual/360	Actual/360	Actual/360	Actual/360	Actual/360
		7/25/2006	13.54	11.64	11.64	11.64	11.64
		8/25/2006	13.11	11.27	11.27	11.27	11.27
		9/25/2006	13.52	11.66	11.66	11.66	11.66
		10/25/2006	14.05	12.13	12.13	12.13	12.13
		11/25/2006	13.64	11.77	11.77	11.77	11.77
		12/25/2006	14.13	12.20	12.20	12.20	12.20
		1/25/2007	13.67	11.81	11.81	11.81	11.81
		2/25/2007	13.67	11.81	11.81	11.81	11.81
		3/25/2007	15.21	13.14	13.14	13.14	13.14
		4/25/2007	13.78	11.91	11.91	11.91	11.91
		5/25/2007	14.25	12.32	12.32	12.32	12.32
		6/25/2007	13.79	11.92	11.92	11.92	11.92
		7/25/2007	14.25	12.32	12.32	12.32	12.32
		8/25/2007	13.79	11.92	11.92	11.92	11.92
		9/25/2007	13.85	11.98	11.98	11.98	11.98
		10/25/2007	14.34	12.40	12.40	12.40	12.40
		11/25/2007	13.89	12.01	12.01	12.01	12.01
		12/25/2007	14.35	12.41	12.41	12.41	12.41
		1/25/2008	13.89	12.01	12.01	12.01	12.01
		2/25/2008	13.89	12.01	12.01	12.01	12.01
		3/25/2008	14.86	12.86	12.86	12.86	12.86
		4/25/2008	13.92	12.04	12.04	12.04	12.04
		5/25/2008	14.38	12.44	12.44	12.44	12.44
		6/25/2008	13.92	12.04	12.04	12.04	12.04
		7/25/2008	14.38	12.44	12.44	12.44	12.44
		8/25/2008	13.91	12.03	12.03	12.03	12.03
		9/25/2008	13.91	12.03	12.03	12.03	12.03
		10/25/2008	14.37	12.43	12.43	12.43	12.43
		11/25/2008	13.91	12.03	12.03	12.03	12.03
		12/25/2008	14.37	12.43	12.43	12.43	12.43
		1/25/2009	13.91	12.03	12.03	12.03	12.03
		2/25/2009	13.91	12.02	12.02	12.02	12.02
		3/25/2009	15.40	13.31	13.31	13.31	13.31
		4/25/2009	13.21	12.02	12.02	12.02	12.02
		5/25/2009	13.02	12.42	12.42	12.42	12.42
		6/25/2009	12.61	12.02	12.02	12.02	12.02
		7/25/2009	13.05	12.42	12.42	12.42	12.42
		8/25/2009	12.64	12.02	12.02	12.02	12.02
		9/25/2009	12.65	12.01	12.01	12.01	12.01
		10/25/2009	13.09	12.41	12.41	12.41	12.41
		11/25/2009	12.68	12.01	12.01	12.01	12.01
		12/25/2009	13.12	12.41	12.41	12.41	12.41
		1/25/2010	12.71	12.01	12.01	12.01	12.01
		2/25/2010	12.73	12.01	12.01	12.01	12.01
		3/25/2010	14.11	13.29	13.29	13.29	13.29

1.Cash available to pay current and prior interest divided by the current bond balance
2	.	Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Schedule of Available Funds and
		Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)
			(cont’d.)
	Date	Class A Cap (%)	Class M1 Cap (%)	Class M2 Cap (%)	Class B1 Cap (%)	Class B2 Cap (%)

		Actual/360	Actual/360	Actual/360	Actual/360	Actual/360
	4/25/2010	12.76	12.00	12.00	12.00	12.00
	5/25/2010	13.20	12.40	12.40	12.40	12.40
	6/25/2010	12.79	12.00	12.00	12.00	12.00
	7/25/2010	13.24	12.40	12.40	12.40	12.40
	8/25/2010	12.83	12.00	12.00	12.00	12.00
	9/25/2010	12.85	12.00	12.00	12.00	12.00
	10/25/2010	13.30	12.40	12.40	12.40	12.40
	11/25/2010	12.89	11.99	11.99	11.99	11.99
	12/25/2010	13.34	12.39	12.39	12.39	12.39
	1/25/2011	12.93	11.99	11.99	11.99	11.99
	2/25/2011	12.95	11.99	11.99	11.99	11.99
	3/25/2011	14.36	13.27	13.27	13.27	13.27
	4/25/2011	12.99	11.99	11.99	11.99	11.99
	5/25/2011	13.45	12.39	12.39	12.39	12.39
	6/25/2011	13.04	11.99	11.99	11.99	11.99
	7/25/2011	13.50	12.38	12.38	12.38	12.38
	8/25/2011	13.09	11.98	11.98	11.98	11.98
	9/25/2011	13.12	11.98	11.98	11.98	11.98
	10/25/2011	13.58	12.38	12.38	12.38	-
	11/25/2011	13.17	11.98	11.98	11.98	-
	12/25/2011	13.64	12.38	12.38	12.38	-
	1/25/2012	13.23	11.98	11.98	11.98	-
	2/25/2012	13.26	11.98	11.98	11.98	-
	3/25/2012	14.20	12.80	12.80	12.80	-
	4/25/2012	13.32	11.97	11.97	11.97	-
	5/25/2012	13.79	12.37	12.37	12.37	-
	6/25/2012	13.38	11.97	11.97	11.97	-
	7/25/2012	13.86	12.37	12.37	12.37	-
	8/25/2012	13.45	11.97	11.97	11.97	-
	9/25/2012	13.48	11.97	11.97	11.97	-
	10/25/2012	13.97	12.37	12.37	12.37	-
	11/25/2012	13.56	11.97	11.97	11.97	-
	12/25/2012	14.05	12.36	12.36	12.36	-
	1/25/2013	13.63	11.96	11.96	11.96	-
	2/25/2013	13.67	11.96	11.96	11.96	-
	3/25/2013	15.18	13.24	13.24	13.24	-
	4/25/2013	13.76	11.96	11.96	11.96	-
	5/25/2013	14.26	12.36	12.36	12.36	-
	6/25/2013	13.84	11.96	11.96	11.96	-
	7/25/2013	14.35	12.36	12.36	12.36	-
	8/25/2013	13.94	11.96	11.96	11.96	-
	9/25/2013	13.98	11.96	11.96	11.96	-
	10/25/2013	14.50	12.35	12.35	12.35	-
	11/25/2013	14.08	11.95	11.95	11.95	-
	12/25/2013	14.61	12.35	12.35	12.35	-

1.	Cash available to pay current and prior interest divided by the current bond balance
2.	Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

			Schedule of Available Funds and
		Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)
			(cont’d.)
	Date	Class A Cap (%)	Class M1 Cap (%)	Class M2 Cap (%)	Class B1 Cap (%)	Class B2 Cap (%)

		Actual/360	Actual/360	Actual/360	Actual/360	Actual/360
	1/25/2014	14.19	11.95	11.95	11.95	-
	2/25/2014	14.24	11.95	11.95	11.95	-
	3/25/2014	15.83	13.23	13.23	13.23	-
	4/25/2014	14.36	11.95	11.95	11.95	-
	5/25/2014	14.90	12.35	12.35	12.35	-
	6/25/2014	14.48	11.95	11.95	11.95	-
	7/25/2014	15.02	12.34	12.34	12.34	-
	8/25/2014	14.60	11.95	11.95	-	-
	9/25/2014	14.67	11.94	11.94	-	-
	10/25/2014	15.23	12.34	12.34	-	-
	11/25/2014	14.80	11.94	11.94	-	-
	12/25/2014	15.37	12.34	12.34	-	-
	1/25/2015	14.95	11.94	11.94	-	-
	2/25/2015	15.02	11.94	11.94	-	-
	3/25/2015	16.72	13.22	13.22	-	-
	4/25/2015	15.18	11.94	11.94	-	-
	5/25/2015	15.76	12.34	12.34	-	-
	6/25/2015	15.34	11.94	11.94	-	-
	7/25/2015	15.94	12.34	12.34	-	-
	8/25/2015	15.51	11.94	11.94	-	-
	9/25/2015	15.60	11.94	11.94	-	-
	10/25/2015	16.21	12.33	12.33	-	-
	11/25/2015	15.78	11.94	11.94	-	-
	12/25/2015	16.41	12.33	12.33	-	-
	1/25/2016	15.98	11.93	11.93	-	-
	2/25/2016	16.08	11.93	11.93	-	-
	3/25/2016	17.30	12.76	12.76	-	-
	4/25/2016	16.29	11.93	11.93	-	-
	5/25/2016	16.95	12.33	12.33	-	-
	6/25/2016	16.52	11.93	11.93	-	-
	7/25/2016	17.19	12.33	12.33	-	-
	8/25/2016	16.75	11.93	-	-	-
	9/25/2016	16.87	11.93	-	-	-
	10/25/2016	17.56	12.33	-	-	-
	11/25/2016	17.13	11.93	-	-	-
	12/25/2016	17.83	12.33	-	-	-
	1/25/2017	17.39	11.93	-	-	-
	2/25/2017	17.53	11.93	-	-	-
	3/25/2017	19.57	13.21	-	-	-
	4/25/2017	17.82	11.93	-	-	-
	5/25/2017	18.57	12.33	-	-	-
	6/25/2017	18.13	11.93	-	-	-
	7/25/2017	18.91	12.33	-	-	-
	8/25/2017	18.59	11.95	-	-	-
	9/25/2017	19.62	-	-	-	-

1.	Cash available to pay current and prior interest divided by the current bond balance
2.	Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

			Schedule of Available Funds and
		Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)
			(cont’d.)
	Date	Class A Cap (%)	Class M1 Cap (%)	Class M2 Cap (%)	Class B1 Cap (%)	Class B2 Cap (%)

		Actual/360	Actual/360	Actual/360	Actual/360	Actual/360
	10/25/2017	20.75	-	-	-	-
	11/25/2017	20.54	-	-	-	-
	12/25/2017	21.74	-	-	-	-
	1/25/2018	21.44	-	-	-	-
	2/25/2018	21.86	-	-	-	-
	3/25/2018	24.71	-	-	-	-
	4/25/2018	22.80	-	-	-	-
	5/25/2018	24.10	-	-	-	-
	6/25/2018	23.89	-	-	-	-
	7/25/2018	25.31	-	-	-	-
	8/25/2018	25.14	-	-	-	-
	9/25/2018	25.85	-	-	-	-
	10/25/2018	27.51	-	-	-	-
	11/25/2018	27.46	-	-	-	-
	12/25/2018	29.33	-	-	-	-
	1/25/2019	29.40	-	-	-	-
	2/25/2019	30.51	-	-	-	-
	3/25/2019	35.16	-	-	-	-
	4/25/2019	33.14	-	-	-	-
	5/25/2019	35.85	-	-	-	-
	6/25/2019	36.45	-	-	-	-
	7/25/2019	39.73	-	-	-	-
	8/25/2019	40.74	-	-	-	-
	9/25/2019	43.40	-	-	-	-
	10/25/2019	48.08	-	-	-	-
	11/25/2019	50.24	-	-	-	-
	12/25/2019	56.56	-	-	-	-
	1/25/2020	60.28	-	-	-	-
	2/25/2020	67.27	-	-	-	-
	3/25/2020	81.65	-	-	-	-
	4/25/2020	88.74	-	-	-	-
	5/25/2020	109.98	-	-	-	-
	6/25/2020	133.87	-	-	-	-
	7/25/2020	188.20	-	-	-	-
	8/25/2020	289.38	-	-	-	-
	9/25/2020	**	-	-	-	-

** In this period the Class A Certificates have a balance of $55,922.48 and are paid $588.58 in interest.

1.	Cash available to pay current and prior interest divided by the current bond balance
2.	Run assuming base prepayment speed, no losses and a 1 month and 6 month LIBOR rate of 20%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
PRODUCT TYPES:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Fixed - 10 Year	3	116,222	0.02	10.133	116	86.42
Fixed - 15 Year	114	9,806,823	1.81	9.093	177	76.46
Fixed - 20 Year	28	1,685,142	0.31	9.492	236	76.16
Fixed - 25 Year	3	608,353	0.11	8.259	294	71.17
Fixed - 30 Year	732	102,450,985	18.93	8.573	357	78.69
Balloon - 15/30	366	36,752,707	6.79	9.910	177	83.01
ARM - 6 Month	8	2,402,093	0.44	5.459	357	72.71
ARM - 2 Year/6 Month	1,942	325,593,438	60.15	8.530	357	81.69
ARM - 3 Year/6 Month	372	57,201,976	10.57	8.252	357	81.26
ARM - 5 Year/6 Month	2	1,074,261	0.20	7.724	358	76.38
IO 5 Yr-Fixed/ARM-2 Year/6 Month	8	3,611,050	0.67	6.281	357	70.53

Total:	3,578	541,303,050	100.00	8.585	341	80.92

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
ORIGINATOR:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

BNC	1,190	202,687,561	37.44	8.339	353	81.24
Chapel	560	87,006,955	16.07	8.807	292	80.20
First NLC	114	10,732,974	1.98	8.843	340	81.16
Fremont	156	21,641,755	4.00	8.917	352	79.70
Impac	597	79,885,003	14.76	8.792	345	83.18
Peoples Choice	437	68,150,925	12.59	8.178	351	80.41
SIB	524	71,197,877	13.15	9.035	347	79.17

Total:	3,578	541,303,050	100.00	8.585	341	80.92

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
RANGE OF GROSS INTEREST	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
RATES (%):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

4.000 - 4.999	4	1,708,421	0.32	4.591	357	70.00
5.000 - 5.999	4	1,915,047	0.35	5.330	357	68.27
6.000 - 6.999	182	41,438,388	7.66	6.745	354	78.38
7.000 - 7.999	822	167,724,314	30.99	7.569	347	79.94
8.000 - 8.999	967	160,268,257	29.61	8.519	342	82.24
9.000 - 9.999	778	98,343,996	18.17	9.522	340	81.63
10.000 - 10.999	402	42,864,666	7.92	10.438	344	80.52
11.000 - 11.999	194	14,749,438	2.72	11.439	315	78.49
12.000 - 12.999	114	6,584,990	1.22	12.441	256	80.34
13.000 - 13.999	50	2,033,545	0.38	13.490	188	92.70
14.000 - 14.999	61	3,671,987	0.68	14.393	190	98.04

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Minimum: 4.125
Maximum: 14.750
Weighted Average: 8.585

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate	Aggregate	Weighted	Weighted	Average
	Number of	Cut-off Date	Cut-off Date	Average Gross	Average	Original
RANGE OF CUT-OFF DATE	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
PRINCIPAL BALANCES ($):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

0.01 – 25,000.00	98	1,850,233	0.34	12.184	209	88.89
25,000.01 – 50,000.00	327	12,650,241	2.34	10.840	278	82.03
50,000.01 – 75,000.00	540	33,800,868	6.24	9.726	327	80.83
75,000.01 – 100,000.00	454	40,022,031	7.39	9.172	334	79.09
100,000.01 – 125,000.00	430	48,500,709	8.96	8.926	344	82.39
125,000.01 – 150,000.00	336	46,312,654	8.56	8.690	345	81.55
150,000.01 – 175,000.00	295	47,676,843	8.81	8.685	349	81.97
175,000.01 – 200,000.00	237	44,402,658	8.20	8.334	350	80.88
200,000.01 – 225,000.00	199	42,234,747	7.8	8.420	350	80.89
225,000.01 – 250,000.00	150	35,635,696	6.58	8.350	341	81.96
250,000.01 – 275,000.00	106	27,741,704	5.12	8.432	348	82.02
275,000.01 – 300,000.00	82	23,580,178	4.36	8.093	346	81.46
300,000.01 – 325,000.00	59	18,390,677	3.40	8.004	351	80.77
325,000.01 – 350,000.00	46	15,601,520	2.88	8.024	349	82.68
350,000.01 – 375,000.00	38	13,725,706	2.54	7.952	352	85.57
375,000.01 – 400,000.00	36	14,021,537	2.59	8.077	357	79.30
400,000.01 – 425,000.00	29	11,937,892	2.21	7.786	336	82.02
425,000.01 – 450,000.00	29	12,826,232	2.37	8.182	350	80.25
450,000.01 – 475,000.00	19	8,751,353	1.62	8.062	347	83.04
475,000.01 – 500,000.00	16	7,928,371	1.46	7.714	357	77.62
500,000.01 – 525,000.00	6	3,089,578	0.57	8.421	357	79.81
525,000.01 – 550,000.00	10	5,378,962	0.99	8.332	339	80.30
550,000.01 – 575,000.00	9	5,070,095	0.94	7.757	297	78.14
575,000.01 – 600,000.00	2	1,186,855	0.22	7.991	357	75.05
600,000.01>=	25	18,985,712	3.51	7.914	296	69.53

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Minimum: 9,893
Maximum: 997,551
Weighted Average: 151,286

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

	Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
ORIGINAL TERMS (MONTHS):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

120	3	116,222	0.02	10.133	116	86.42
180	480	46,559,530	8.60	9.738	177	81.63
240	28	1,685,142	0.31	9.492	236	76.16
300	3	608,353	0.11	8.259	294	71.17
360	3,064	492,333,803	90.95	8.473	357	80.88

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Minimum: 120
Maximum: 360
Weighted Average: 344
			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
RANGE OF REMAINING TERMS	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
(MONTHS):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

109 - 120	3	116,222	0.02	10.133	116	86.42
169 - 180	480	46,559,530	8.60	9.738	177	81.63
229 - 240	28	1,685,142	0.31	9.492	236	76.16
289 - 300	3	608,353	0.11	8.259	294	71.17
349 - 360	3,064	492,333,803	90.95	8.473	357	80.88

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Minimum: 116
Maximum: 359
Weighted Average: 341

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
RANGE OF ORIGINAL COMBINED	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
LTV RATIOS (%):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

<=30.00	22	1,178,862	0.22	9.803	299	23.79
30.01 - 40.00	22	2,757,958	0.51	8.123	282	34.50
40.01 - 50.00	56	7,774,745	1.44	8.437	339	46.01
50.01 - 60.00	114	16,196,703	2.99	8.546	344	56.01
60.01 - 70.00	355	58,973,637	10.89	8.372	336	67.14
70.01 - 80.00	1,283	208,742,744	38.56	8.444	341	78.22
80.01 - 90.00	1,105	175,350,557	32.39	8.619	352	87.44
90.01 - 100.00	621	70,327,844	12.99	9.123	320	96.60

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Minimum: 10.00
Maximum: 100.00
Weighted Average: 80.92
			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
RANGE OF GROSS MARGINS (%):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Fixed Rate Loans	1,246	151,420,233	27.97	8.942	300	79.54
<=5.000	153	35,255,600	6.51	7.589	357	77.26
5.001 - 5.500	93	14,543,651	2.69	8.332	357	80.32
5.501 - 6.000	469	88,249,127	16.30	8.020	357	84.28
6.001 - 6.500	369	62,584,486	11.56	8.471	357	82.21
6.501 - 7.000	687	107,095,958	19.78	8.600	357	81.64
7.001 - 7.500	247	40,262,783	7.44	8.593	357	80.60
7.501 - 8.000	111	16,087,954	2.97	9.150	357	79.47
8.001 - 8.500	89	10,153,652	1.88	9.134	357	79.96
8.501 - 9.000	53	7,924,141	1.46	9.792	356	80.43
=>9.001	61	7,725,466	1.43	10.630	356	73.34

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Non-Fixed Rate Minimum: 2.500
Non-Fixed Rate Maximum: 11.500
Non-Fixed Rate Weighted Average: 6.518

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
RANGE OF MINIMUM	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
MORTGAGE RATES (%):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Fixed Rate Loans	1,246	151,420,233	27.97	8.942	300	79.54
<=5.000	5	1,874,750	0.35	4.960	357	72.22
5.001 - 5.500	3	1,808,611	0.33	5.291	357	66.99
5.501 - 6.000	2	228,177	0.04	6.929	357	85.37
6.001 - 6.500	41	8,997,632	1.66	6.521	358	76.95
6.501 - 7.000	154	35,534,042	6.56	7.020	357	80.15
7.001 - 7.500	290	61,621,769	11.38	7.443	357	80.72
7.501 - 8.000	371	72,784,639	13.45	7.931	357	82.99
8.001 - 8.500	301	53,237,588	9.84	8.418	357	83.15
8.501 - 9.000	370	58,135,423	10.74	8.921	357	82.38
9.001 - 9.500	231	31,629,117	5.84	9.400	356	82.81
9.501 - 10.000	251	31,616,061	5.84	9.897	357	80.32
10.001 -10.500	124	13,794,281	2.55	10.373	357	82.00
10.501 - 11.000	103	10,695,851	1.98	10.861	357	77.36
11.001 - 11.500	46	4,464,828	0.82	11.318	357	77.26
11.501 - 12.000	26	2,082,557	0.38	11.924	357	72.93
12.001 - 12.500	9	845,832	0.16	12.178	357	69.62
12.501 - 13.000	4	478,380	0.09	12.894	356	70.10
13.001 - 13.500	1	53,281	0.01	13.250	355	70.00

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Non-Fixed Rate Minimum: 4.125
Non-Fixed Rate Maximum: 13.250
Non-Fixed Rate Weighted Average: 8.348

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
RANGE OF MAXIMUM LOAN	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
RATES (%):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Fixed Rate Loans	1,246	151,420,233	27.97	8.942	300	79.54
<=13.000	82	20,667,992	3.82	6.569	357	75.87
13.001 - 13.500	129	27,775,431	5.13	7.221	357	80.26
13.501 - 14.000	227	50,285,585	9.29	7.476	357	82.01
14.001 - 14.500	286	57,468,030	10.62	7.782	357	82.17
14.501 - 15.000	402	71,233,901	13.16	8.282	357	83.16
15.001 - 15.500	291	46,127,378	8.52	8.687	357	82.90
15.501 - 16.000	348	49,522,173	9.15	9.256	357	81.96
16.001 - 16.500	190	24,952,362	4.61	9.705	357	82.10
16.501 - 17.000	167	19,412,266	3.59	10.084	357	78.81
17.001 - 17.500	70	7,813,608	1.44	10.480	357	80.61
17.501 - 18.000	71	7,872,855	1.45	10.920	357	76.03
18.001 - 18.500	39	3,960,970	0.73	11.357	357	76.74
18.501 - 19.000	20	1,749,476	0.32	12.031	357	71.67
19.001 - 19.500	6	659,826	0.12	12.175	357	68.43
19.501 - 20.000	3	327,685	0.06	12.850	355	65.54
20.001 - 20.500	1	53,281	0.01	13.250	355	70.00

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Non-Fixed Rate Minimum: 9.500
Non-Fixed Rate Maximum: 20.250
Non-Fixed Rate Weighted Average: 14.945
			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
INITIAL PERIODIC CAP (%):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Fixed Rate Loans	1,246	151,420,233	27.97	8.942	300	79.54
1	9	3,636,470	0.67	5.356	357	71.79
1.5	1	69,722	0.01	4.500	357	70.00
2	1,034	180,962,639	33.43	8.328	358	81.52
3	1,287	204,399,113	37.76	8.611	356	81.58
5	1	814,873	0.15	7.875	358	80.00

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Minimum: 1.000
Maximum: 5.000
Weighted Average: 2.521

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
SUBSEQUENT PERIODIC CAP (%):	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Fixed Rate Loans	1,246	151,420,233	27.97	8.942	300	79.54
1.0	2,203	371,461,856	68.62	8.422	357	81.50
1.5	129	18,420,962	3.40	8.947	355	80.57

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Minimum: 1.000
Maximum: 1.500
Weighted Average: 1.024
			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
NEXT RATE ADJUSTMENT	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
DATES:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Fixed Rate	1,246	151,420,233	27.97	8.942	300	79.54
February 2003	4	1,573,515	0.29	5.096	357	67.81
March 2003	4	828,577	0.15	6.148	358	82.01
March 2004	3	541,708	0.10	8.396	352	82.88
April 2004	18	2,586,495	0.48	9.374	353	83.23
May 2004	81	12,858,070	2.38	9.236	354	80.49
June 2004	436	70,247,231	12.98	8.729	355	82.11
July 2004	218	32,526,817	6.01	8.913	356	82.61
August 2004	379	67,082,955	12.39	8.349	357	81.59
September 2004	712	127,014,335	23.46	8.294	358	80.99
October 2004	103	16,346,878	3.02	8.302	359	82.12
April 2005	1	258,554	0.05	7.25	353	73.24
May 2005	5	740,684	0.14	8.715	354	84.56
June 2005	76	10,162,667	1.88	8.765	355	82.17
July 2005	35	5,772,328	1.07	8.409	356	84.15
August 2005	30	5,518,696	1.02	7.874	357	76.56
September 2005	185	29,431,507	5.44	8.081	358	81.46
October 2005	40	5,317,540	0.98	8.422	359	80.08
August 2007	1	259,388	0.05	7.25	357	65.00
September 2007	1	814,873	0.15	7.875	358	80.00

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Non-Fixed Rate Weighted Average:	September 2004

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
GEOGRAPHIC DISTRIBUTION OF	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
MORTGAGED PROPERTIES:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

California	1,004	205,452,840	37.96	8.056	348	81.01
Florida	356	41,601,918	7.69	8.995	338	82.04
New Jersey	175	31,790,395	5.87	9.115	332	77.09
Michigan	201	25,144,856	4.65	8.681	344	80.28
Pennsylvania	245	21,135,242	3.9	8.937	342	82.90
Illinois	133	18,273,726	3.38	8.921	335	81.63
New York	71	13,662,851	2.52	9.396	341	77.93
Hawaii	69	13,450,862	2.48	7.721	348	80.39
Massachusetts	68	11,730,249	2.17	9.187	349	75.82
Georgia	82	11,705,253	2.16	8.739	338	82.37
Maryland	73	11,289,176	2.09	8.777	282	82.24
Virginia	62	10,443,950	1.93	9.137	301	80.18
Connecticut	63	10,416,589	1.92	9.269	332	78.54
Arizona	66	9,499,245	1.75	8.368	350	82.13
Washington	57	9,147,181	1.69	8.319	355	83.22
Other	853	96,558,719	17.84	8.999	337	81.88

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Number of States/District of Columbia Represented: 47
			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
OCCUPANCY TYPE:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Primary	3,214	505,355,566	93.36	8.565	342	81.26
Non-Owner Occupied	338	32,371,680	5.98	8.923	329	76.20
Second Home	26	3,575,804	0.66	8.415	306	75.06

Total:	3,578	541,303,050	100.00	8.585	341	80.92

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
PROPERTY TYPE:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Single Family Residence	2,759	410,237,493	75.79	8.612	342	80.83
Planned Unit Development	265	53,162,364	9.82	8.389	330	82.15
2-4 Family	285	42,201,869	7.80	8.778	340	78.24
Condo	260	34,957,130	6.46	8.324	348	83.38
Manufactured Housing	9	744,194	0.14	9.424	356	78.26

Total:	3,578	541,303,050	100.00	8.585	341	80.92

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
LOAN PURPOSE:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Refinance – Cashout	1,735	271,855,222	50.22	8.585	344	78.41
Purchase	1,383	194,093,670	35.86	8.650	335	84.25
Refinance – Rate Term	460	75,354,158	13.92	8.420	345	81.38

Total:	3,578	541,303,050	100.00	8.585	341	80.92

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
LIEN POSITION:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

1st Lien	3,259	524,547,860	96.9	8.470	346	80.46
2nd Lien	319	16,755,191	3.10	12.183	192	95.30

Total:	3,578	541,303,050	100.00	8.585	341	80.92

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
DOCUMENTATION LEVEL:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

Full Documentation	2,267	325,569,844	60.15	8.597	348	82.90
Stated Documentation	1,102	178,308,988	32.94	8.570	339	77.67
Limited / Alternate Documentation	140	25,434,609	4.70	8.421	301	79.28
No Ratio	69	11,989,609	2.21	8.855	241	78.94

Total:	3,578	541,303,050	100.00	8.585	341	80.92

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY

		Collateral Summary
	As of Cut-Off Date of November 1, 2002
		(cont’d.)

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
PREPAYMENT PENALTY TERM:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

No Prepayment Penalty	464	62,072,428	11.47	9.099	344	78.65
12 Months	250	40,978,181	7.57	9.114	285	80.37
18 Months	1	109,915	0.02	10.625	358	100.00
24 Months	1,572	262,825,468	48.55	8.442	355	82.03
30 Months	3	201,734	0.04	9.067	354	78.70
36 Months	857	112,019,734	20.69	8.477	333	81.18
48 Months	11	2,417,411	0.45	7.530	356	76.95
60 Months	420	60,678,180	11.21	8.560	326	78.44

Total:	3,578	541,303,050	100.00	8.585	341	80.92

			% of Mortgage
			Pool by			Weighted
		Aggregate Cut-	Aggregate Cut-	Weighted	Weighted	Average
	Number of	off Date	off Date	Average Gross	Average	Original
	Mortgage	Principal	Principal	Interest Rate	Remaining	Combined
RANGE OF CREDIT SCORES:	Loans	Balance ($)	Balance	(%)	Term (Months)	LTV (%)

500 - 525	246	32,662,621	6.03	9.778	354	75.47
526 - 550	398	58,113,864	10.74	9.385	352	75.69
551 - 575	417	60,157,009	11.11	9.040	351	79.03
576 - 600	461	68,674,683	12.69	8.687	349	81.54
601 - 625	580	89,302,024	16.5	8.342	344	81.63
626 - 650	582	91,005,057	16.81	8.234	331	82.76
651 - 675	387	63,417,752	11.72	8.257	331	83.72
676 - 700	216	34,560,268	6.38	8.130	331	82.77
701 - 725	130	19,292,573	3.56	7.972	330	83.62
726 - 750	88	11,605,586	2.14	8.104	307	84.18
751 - 775	55	10,025,006	1.85	7.564	339	79.54
776 - 800	16	2,311,377	0.43	7.818	339	81.60
Above 800	2	175,230	0.03	7.944	323	91.81

Total:	3,578	541,303,050	100.00	8.585	341	80.92

Minimum: 500
Maximum: 808
Weighted Average: 615

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the inve stments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY